SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2003

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8323	06-1059331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Place, 1650 Market Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

          Not Applicable
(Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure.

Company officials expect to meet with certain analysts and investors on December 3 through December 5, 2003. At these meetings, Company officials expect to state that the Company continues to expect full year 2003 consolidated income from continuing operations before realized investments results and special items to be in the range of $5.35-$5.55 per share. Company officials also expect to reiterate or affirm the statements made on the Company’s November 18, 2003 conference call regarding 2004 consolidated income from continuing operations before realized investment results and special items. A transcript of the November 18th call is available at http://www.cigna.com/general/investor/retire_transcript.pdf.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

CIGNA and its representatives may from time to time make written and oral forward-looking statements, including statements contained in this press release, in CIGNA’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors. Forward-looking statements made by CIGNA may contain information about financial prospects, economic conditions, trends and other uncertainties. Forward-looking statements in this report include the Company’s statements regarding its earnings estimates for the full year 2003 and third quarter 2003. You should not place undue reliance on these forward-looking statements. CIGNA cautions that actual results could differ materially from those that management expects, depending on the outcome of certain factors. Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	increases in medical costs that are higher than anticipated in establishing premium rates in CIGNA's health care operations, including increased use and costs of medical services;
2.	increased medical, administrative, technology or other costs resulting from legislative and regulatory challenges to, and new regulatory requirements imposed on, CIGNA's health care business;
3.	challenges and risks associated with implementing the planned improvement initiatives in the health care operations and the expected realignment of operations and reduction of overall cost structure, including that operational efficiencies and medical cost benefits do not emerge as expected;
4.	risks associated with completing the sale of CIGNA’s retirement benefits business, final terms of the sale and the amount of the gain.
5.	risks associated with pending and potential state and federal health care class action lawsuits, purported securities class action lawsuits, disputes regarding reinsurance arrangements, other litigation challenging CIGNA's businesses and the outcome of pending government proceedings;
6.	heightened competition, particularly price competition, which could reduce product margins and constrain growth in CIGNA's businesses;
7.	significantly greater than expected reductions in medical membership;

8.	significant changes in interest rates;
9.	downgrades in the financial strength ratings of CIGNA's insurance subsidiaries, which could, among other things, adversely affect new sales and retention of current business, particularly in the retirement business;
10.	limitations on the ability of CIGNA's insurance subsidiaries to dividend capital to the parent company as a result of downgrades in the subsidiaries' financial strength ratings, changes in statutory reserve requirements or other financial constraints;
11.	inability of the program adopted by CIGNA to substantially reduce equity market risks for reinsurance contracts that guarantee minimum death benefits under certain variable annuities (including possible market difficulties in entering into appropriate futures and forward contracts and in matching such contracts to the underlying equity risk);
12.	adjustments to the reserve assumptions and other considerations (including lapse, partial surrender, mortality, interest rates, and volatility) used in estimating CIGNA's liabilities for reinsurance contracts that guarantee minimum death benefits under certain variable annuities;
13.	adjustments to the reserve assumptions used in estimating CIGNA's liabilities for reinsurance contracts that guarantee minimum income benefits under certain variable annuities;
14.	significant stock market declines, which could, among other things, reduce results in CIGNA's retirement business and result in increased pension expenses from CIGNA's pension plan in future periods and the recognition of additional pension obligations;
15.	unfavorable claims experience related to workers compensation and personal accident exposures of the run-off reinsurance business, including losses attributable to the inability to recover claims from retrocessionaires;
16.	significant deterioration in economic conditions, which could have an adverse effect on CIGNA's operations and investments;
17.	changes in federal income tax laws; and
18.	risk factors detailed in CIGNA's Form 10-K for the fiscal year ended December 31, 2002 and Form 10-Q for the quarter ended September 30, 2003, including the Cautionary Statement in Management's Discussion and Analysis.

This list of important factors is not intended to be exhaustive. There may be other risk factors that would preclude CIGNA from realizing the forward-looking statements. While CIGNA may periodically update this discussion of risk factors, CIGNA does not undertake to update any forward-looking statement that may be made by or on behalf of CIGNA prior to its next required filing with the Securities and Exchange Commission.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: December 3, 2003	By:	/s/ Michael W. Bell
Michael W. Bell Executive Vice President and Chief Financial Officer